NOTE TO REPRESENTATIVE: THIS APPLICATION IS NOT STATE SPECIFIC AND AS ALWAYS YOU SHOULD VERIFY THAT YOU ARE USING THE CORRECT AND MOST RECENT APPLICATION FOR YOUR STATE. REFER TO THE GOOD ORDER CHECKLIST TO CONFIRM THE CORRECT APPLICATION. CHECK YOUR FIELD PORTAL FOR STATE AVAILABILITY OF ALL RIDERS.

ARIZONA RESIDENTS ONLY: Upon receipt of your written request, we will provide within a reasonable time period, factual information regarding the benefits and provisions of this Contract. This Contract may be returned for any reason if you are not satisfied ed with it. You may return the Contract within 10-days, or 30-days if you were 65 years of age or older on the date you applied for this annuity. If you return it within the 10-day or 30-day period your Contract will be cancelled. We will promptly refund your Purchase Payment less any income payment and withdrawals already made as of the Business Day we receive your Contract.

AZ FREE LOOK                        Page 1

                      THIS PAGE INTENTIONALLY LEFT BLANK.

[LOGO OF METLIFE(R)]                                ADMINISTRATIVE OFFICE

Metropolitan Life Insurance Company                        MetLife
200 Park Avenue, New York, NY 10166-0188       4700 Westown Parkway, Suite 200
                                                  West Des Moines, IA 50266

Variable Annuity Application                    Contract Number (if assigned)
Preference Plus Select(R)                    No. _______________________________

Preference Plus Select Class Selection: Select One Class -- If no class is selected, the B Class will automatically be chosen.

[ ] B Class    [ ] C Class     [ ] L Class     [ ] B Plus Class*

--------
* IF B PLUS CLASS WAS CHOSEN, PLEASE COMPLETE THE BONUS DISCLOSURE FORM.

1. ANNUITANT AND OWNER(S)

Annuitant (Annuitant will be the Owner unless Owner section is completed.)

Name (First, Middle Initial, Last)                                   Gender  [ ] M   [ ] F         Date of Birth

Street Address                                                       Social Security #

City, State & ZIP Code                                             E-mail Address                  Marital Status

Home Telephone #                                Work Telephone #     Relationship to Owner

Owner - Non-Qualified Only (Complete if the Owner is different from the Annuitant.)

Name (First, MI, Last) Type: [ ] Individual     [ ] Custodian       Gender   [ ] M  [ ] F Date of Birth/Trust

                             [ ] Trust**        [ ] Corporation                           Date

Street Address                                                      Social Security # or Tax I.D. # (TIN)

City, State & ZIP Code                                            E-mail Address          Marital Status

Home Telephone #             Work Telephone #                       Relationship to Annuitant

--------
** If owner is a trust, please complete the trustee certification form.

Joint Owner - Non-Qualified Only

Name (First, MI, Last) Type:   [ ] Individual    [ ]  Custodian       Gender  [ ] M  [ ]  F        Date of Birth

Street Address                                                        Social Security # or Tax I.D. # (TIN)

City, State & ZIP Code                                              E-mail Address                 Marital Status

Home Telephone #               Work Telephone #                       Relationship to Owner

(NOTE: IF TWO PEOPLE ARE NAMED AS JOINT OWNERS, EITHER OWNER MAY EXERCISE ANY AND ALL RIGHTS UNDER THE CONTRACT UNLESS THE OWNER SPECIFIES OTHERWISE IN WRITING.)


PPS APP (06/06)                     Page 2                      LWG (04/07) eF

2. PRIMARY AND CONTINGENT BENEFICIARY(IES) IF OWNER IS A TRUST, THE TRUST MUST BE THE BENEFICIARY.

                                        Name              Relationship   Social
     Beneficiary Type       (First, Middle Initial, Last)   to Owner   Security #   %
--------------------------- ----------------------------- ------------ ---------- -----

[ ] Primary  [ ] Contingent

[ ] Primary  [ ] Contingent

[ ] Primary  [ ] Contingent

(NOTE: TO BE USED TO DETERMINE WHOM WILL BE PAID/ASSUME ALL RIGHTS UNDER THE CONTRACT ON THE OWNER'S DEATH. THE OWNER'S ESTATE WILL BE PAID/ASSUME ALL RIGHTS IF NO BENEFICIARY IS NAMED. NOT APPLICABLE TO ANNUITANT'S DEATH IF THE NATURAL OWNER AND ANNUITANT ARE DIFFERENT AND THE ANNUITANT PREDECEASES THE OWNER. PAYMENT/ASSUMPTION WILL BE MADE IN EQUAL SHARES TO THE SURVIVORS UNLESS OTHERWISE SPECIFIED IN WRITING BY THE OWNER. IF THE PRIMARY BENEFICIARIES PREDECEASE THE OWNER, THE CONTINGENT BENEFICIARIES WILL BE PAID/ASSUME ALL RIGHTS. IF MORE THAN THREE BENEFICIARIES ARE NAMED, ATTACH A SEPARATE SHEET. PERCENTAGES MUST BE IN WHOLE NUMBERS.)

3.  CONTRACT APPLIED FOR:

[ ] Non-Qualified  [ ] Traditional IRA  [ ] Roth IRA  [ ] SEP   [ ] SIMPLE IRA
[ ] Decedent IRA

4.  PURCHASE PAYMENT(S):

Initial Purchase Payment $______ and/or transfers: $______ Prior Tax Year ______ Current Tax Year ______

PAYMENT METHOD: [ ] Check [ ] Wire [ ] 1035 Exchange [ ] Transfer [ ] Rollover
[ ] Debit Authorization [ ] Other

SOURCE OF FUNDS FOR PURCHASING THIS ANNUITY: (Check all that apply)

[ ] Annuity Contract  [ ] Bonds  [ ] Certificate of Deposit (CD)

[ ] Discretionary Income (Salary/Bonus)

[ ] Endowment (Maturity Date ______/______/______)

[ ] Life Insurance Policy  [ ] Loan

[ ] Money Market Account - Any Mutual Funds?  [ ] Yes  [ ] No  [ ] Mutual Fund

[ ] Pension Assets*  [ ] Real Estate  [ ] Saving  [ ] Stocks  [ ]  Other ______

--------
* Generally includes, but not limited to, 401A, 401K, Defined Contribution Plans, Defined Benefit Plans, etc.

5.  REPLACEMENT (MUST BE COMPLETED)

(A) DO YOU HAVE ANY EXISTING INDIVIDUAL LIFE INSURANCE OR ANNUITY
    CONTRACTS?  [ ] Yes  [ ] No

(B) WILL THE ANNUITY APPLIED FOR REPLACE OR CHANGE ONE OR MORE EXISTING ANNUITY OR LIFE INSURANCE CONTRACTS? [ ] Yes [ ] No

   (NOTE: REPLACEMENT INCLUDES ANY SURRENDER, LOAN, WITHDRAWAL, LAPSE, REDUCTION IN OR REDIRECTION OF PAYMENTS ON AN ANNUITY OR LIFE INSURANCE CONTRACT IN CONNECTION WITH THIS APPLICATION.) IF "YES", APPLICABLE DISCLOSURE AND REPLACEMENT FORMS MUST BE ATTACHED.

6. OPTIONAL RIDERS (AVAILABLE AT TIME OF APPLICATION AND MAY NOT BE CHANGED ONCE ELECTED. THERE ARE ADDITIONAL CHARGES FOR THE RIDERS.)

LIVING BENEFIT RIDERS* (Check only one or none)

[ ] The Predictor(SM) (Guaranteed Minimum Income Benefit)

[ ] The Predictor Plus(SM) (Guaranteed Minimum Income Benefit Plus)

[ ] GMAB (Guaranteed Minimum Accumulation Benefit)

[ ] GWB (Guaranteed Withdrawal Benefit)

[ ] Single Life - MetLife Lifetime Withdrawal Guarantee(TM)

[ ] Joint Life - MetLife Lifetime Withdrawal Guarantee(TM)

--------
* State availability must be verified for each of the Living Benefit Riders.

DEATH BENEFIT RIDERS (Check only one or none)

[ ] Annual Step Up (Enhanced Option 1)

[ ] Greater of Annual Step Up or 5% Annual Increase (Enhanced Option 2)

OTHER RIDERS

[ ] EPB** (Earnings Preservation Benefit)

--------
** Not available in the state of Washington.

PPS APP (06/06)                     Page 3                      LWG (04/07) eF

7.  AUTHORIZATION AND SIGNATURE(S)

(A) FLORIDA RESIDENTS ONLY: A person who knowingly and with intent to injure, defraud or deceive any insurance company files a statement of claim containing false, incomplete or misleading information is guilty of a felony of the third degree.

    ARKANSAS, LOUISIANA, AND NEW MEXICO RESIDENTS ONLY: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

    DISTRICT OF COLUMBIA RESIDENTS ONLY: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

    KENTUCKY RESIDENTS ONLY: Any person who knowingly and with the intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

    MAINE, TENNESSEE AND WASHINGTON RESIDENTS ONLY: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.

    OHIO RESIDENTS ONLY: A person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing false or deceptive statement is guilty of insurance fraud.

    NEW JERSEY RESIDENTS ONLY: Any person who knowingly files a statement of claim containing false or misleading information is subject to criminal and civil penalties.

    PENNSYLVANIA RESIDENTS ONLY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

    OTHER IMPORTANT STATE NOTICES:

    ARIZONA RESIDENTS ONLY: Upon receipt of your written request, we will provide within a reasonable time period, factual information regarding the benefits and provisions of this Contract. This Contract may be returned for any reason if you are not satisfied with it. You may return the Contract within 10-days, or 30-days if you were 65 years of age or older on the date you applied for this annuity. If you return it within the 10-day or 30-day period your Contract will be cancelled. We will promptly refund your Purchase Payment less any income payment and withdrawals already made as of the Business Day we receive your Contract.

    MASSACHUSETTS RESIDENTS ONLY: The variable annuity for which you are making this application gives us the right to restrict or discontinue allocations of purchase payments to the Fixed Account and reallocation from the Investment Divisions to the Fixed Account. This discontinuance right may be exercised for reasons which include but are not limited to our ability to support the minimum guaranteed interest rate of the Fixed Account when the yields on our Investments would not be sufficient to do so. This discontinuance will not be exercised in an unfairly discriminatory manner. The prospectus also contains additional information about our right to restrict access to the Fixed Account in the future. BY SIGNING THIS APPLICATION, I ACKNOWLEDGE THAT I HAVE RECEIVED, READ AND UNDERSTOOD THE STATEMENTS IN THIS APPLICATION AND IN THE PROSPECTUS THAT THE FIXED ACCOUNT MAY NOT BE AVAILABLE AT SOME POINT DURING THE LIFE OF THE CONTRACT INCLUDING POSSIBLY WHEN THIS CONTRACT IS ISSUED.

    PENNSYLVANIA RESIDENTS ONLY: ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

(B) SIGNATURES I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief. I have received MetLife's CUSTOMER PRIVACY NOTICE, the current prospectus for the Preference Plus Select, and all required fund prospectuses. I UNDERSTAND THAT ALL VALUES PROVIDED BY THE CONTRACT BEING APPLIED FOR, WHICH ARE BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO THE AMOUNT. UNDER THE JOINT LIFE VERSION OF THE LIFETIME WITHDRAWAL GUARANTEE, THE RIDER WILL AUTOMATICALLY CONTINUE ONLY IF THE SURVIVING SPOUSE OF THE OWNER, AS OF THE DATE OF THE OWNER'S DEATH, CONTINUES THE CONTRACT. I understand that there is no additional tax benefit obtained by funding an IRA with a variable annuity. I understand that The Internal Revenue Service may take the position that the use of certain death benefit riders may adversely affect the qualification of the IRA Contract. PLEASE CONSULT THE TAX SECTION OF THE PROSPECTUS FOR FURTHER DETAILS. If the Owner is a corporation, partnership or trust, print the name of the Owner and have one or more officers, partners or trustees sign. Earnings in this contract may be taxable annually to the Owner. (CONSULT YOUR TAX ADVISOR.)

CITY & STATE WHERE THE APPLICATION IS SIGNED __________________________________

_______________________________________________________________________________
Signature of Annuitant                                       Date

_______________________________________________________________________________
Signature of Owner (If different than Annuitant)             Date

_______________________________________________________________________________
Signature of Joint Owner                                     Date


PPS APP (06/06)                     Page 4                      LWG (04/07) eF

8.  REPRESENTATIVE INFORMATION

STATEMENT OF REPRESENTATIVE All answers are correct to the best of my knowledge. I have provided the Proposed Owner with MetLife's Customer Privacy Notice, prior to or at the time he/she completed the application form. I have also delivered a current Preference Plus Select prospectus, and all required fund prospectuses; and reviewed the financial situation of the Proposed Owner as disclosed, and believe that a multifunded annuity contract would be suitable. I am properly NASD registered and licensed in the state where the Proposed Owner signed this application.

Does the Owner have existing life insurance policies or annuity contracts? [ ] Yes [ ] No

Do you have reason to believe that the replacement or change of any existing life insurance policies and annuity contracts may be involved? [ ] Yes [ ] No

______________________________________________________________________________
Signature of Representative                                     Date

______________________________________________________________________________
Printed Representative Name         Phone #             State License I.D. #

PPS APP (06/06)                     Page 5                      LWG (04/07) eF

                             REQUIRED INFORMATION

1.  FINANCIAL DISCLOSURE

(1)   Sum of Estimated Annual Income $______

      (NOTE: CONSULT IRC 408A FOR INCOME LIMITS WHEN CONTRIBUTING TO A TRADITIONAL IRA, ROTH IRA OR CONVERTING FROM A TRADITIONAL IRA TO A ROTH
      IRA)

(2)   Sum of Estimated Liquid Net Worth $______

      (NOTE: LIQUID NET WORTH IS LIQUID ASSETS, THOSE THAT CAN BE TURNED INTO CASH QUICKLY AND EASILY, LESS LIABILITIES. INCLUDE IN LIQUID NET WORTH, THE AMOUNT OF THIS INVESTMENT. EXCLUDE FROM LIQUID NET WORTH YOUR PERSONAL PROPERTY, PERSONAL RESIDENCE, REAL ESTATE, BUSINESS EQUITY, HOME FURNISHINGS AND AUTOS.)

(3) Total Existing Assets - what is the total value of all your existing assets including investments, real estate, bank accounts, and personal property.

      [ ] 0 - $500,000

      [ ] 500,000 - $1,000,000

      [ ] 1,000,000 - $5,000,000

      [ ] 5,000,000 +

(4)   What is the total face value of all existing life insurance holdings?
      $______

(5)   Tax Bracket __%

(6) Is the SOURCE of funds a MetLife or MetLife Securities, Inc. policy, account or contract? [ ] Yes [ ] No

(7) Tax Market of funds used to purchase this annuity (if applicable, choose all that apply)

      [ ] Non-Qualified  [ ] SEP  [ ] 401(a)  [ ] 403(b)
      [ ] Traditional IRA  [ ] SARSEP

      [ ]401(k)  [ ] 403(b)(7)  [ ] Roth IRA  [ ] SIMPLE IRA  [ ] 403(a)
      [ ] KEOGH  [ ] Other

(8) Prior Investment Experience (Choose all that apply and indicate your years of experience)

      [ ] Stocks ______ years [ ] Mutual Funds ______ years [ ] Certificate of Deposit (CD) ______ years [ ] None

      [ ] Bonds ______ years [ ] Money Markets ______ years [ ] Other: ______ years [ ] Annuities ______ years

(9) How many years remain before you plan to take a significant disbursement from this account?

      (Significant should be defined as more than 10% of the account balance in any year.)

      [ ] less than 5 years

      [ ] 5 to 9 years

      [ ] 10 or more years

(10) Do you anticipate making a withdrawal, other than pursuant to a systematic withdrawal plan, before you attain age 59 1/2?

      [ ] Yes  [ ] No

(11)  Was Asset Allocation Questionnaire/Worksheet used?  [ ] Yes  [ ] No

      If yes, what was the client's overall risk tolerance resulting from asset allocation questionnaire:

      [ ] Conservative

      [ ] Conservative to Moderate

      [ ] Moderate

      [ ] Moderate to Aggressive

      [ ] Aggressive

PPS ADMIN (04/07)                   Page 6                                  eF

                             REQUIRED INFORMATION

(12) Describe risk tolerance applicable to this contract. (How would you categorize yourself as an investor?) (Choose one.)

      [ ] Conservative - Generally wants minimal risk by limiting exposure to high-risk investments while still seeking some growth

      [ ] Conservative to Moderate - Generally can tolerate some moderate risk in a portion of your investment while allocating a significant amount of your investment in lower risk options

      [ ] Moderate - Generally can tolerate some short-term market volatility by balancing higher risk options with lower risk options

      [ ] Moderate to Aggressive - Generally comfortable with market volatility in short term but seeks to soften the sharp swings in market value with some lower risk options

      [ ] Aggressive - Generally not concerned with extreme price fluctuations in the market and seeks highest growth potential

(13)  Describe the Owner's investment objective of this contract

      [ ] Preservation of Capital - seeks income and stability, with minimal risk

      [ ] Income - seeks current income over time

      [ ] Growth & Income - seeks capital appreciation over long term combined with current dividend income

      [ ] Growth - seeks capital appreciation over long term

      [ ] Aggressive Growth - seeks maximum capital appreciation over time by investing in speculative and/or high risk securities

(14)  Number of Dependent(s) ______ Age(s) ______

      (INCLUDES SPOUSE, CHILDREN OR OTHER PERSONS LIVING WITH YOU THAT YOU SUPPORT)

(15)  Who is the Owner's Employer? (SEP/SIRA only) ______________

(16) Is the Proposed Owner a member of the military services or a dependent of a member of the military services?

      [ ] Yes  [ ] No

      If "Yes", please leave the IMPORTANT INFORMATION FOR MEMBERS OF THE MILITARY SERVICES AND THEIR DEPENDENTS with the Proposed Owner.

(17)  Purpose of Annuity Contract: (Choose one.)

      [ ] Income - Primary purpose is to satisfy income needs in the future through annuitization or withdrawals.

      [ ] Estate Planning - Primary purpose is to transfer wealth to beneficiaries upon death.

      [ ] Wealth Accumulation - Primary purpose is long term accumulation of value without express desire for "retirement income" or "estate planning".

      [ ] Retirement Planning - Primary purpose is long term accumulation of value specifically to meet or supplement income needs upon retirement.

      [ ] Other ______

(18)  What is the Owner's citizenship? [ ] USA or [ ] Other ______

      If "Other" selected above, please answer the following:

      Does the Owner reside in the United States?         [ ] Yes  [ ] No

      Does the Owner work in the United States?           [ ] Yes  [ ] No

      Does the Owner own a home or property in the
        United States?                                    [ ] Yes  [ ] No

      Does the Owner own a business in the United States? [ ] Yes  [ ] No

      Does the Owner have a United States bank account?   [ ] Yes  [ ] No

      Does Owner have any known ties to a foreign
      political official (immediate family, in-law,
      former spouse, or close associate)?                 [ ] Yes  [ ] No

(19) Are Owner(s) or an immediate family member associated with an NASD member firm? [ ] Yes [ ] No

2.  AUTOMATIC PURCHASE PAYMENTS

[ ] If utilizing automatic bank drafts to fund this contract, you must complete and submit the Electronic Payment (EP) Account Agreement Form (DEBITAUTH) along with this application.

    (NOTE: THIS FORM CAN BE FOUND IN THE PPS APP & FORMS PACKET.)

PPS ADMIN (04/07)                   Page 7                                  eF

                             REQUIRED INFORMATION

3.  OPTIONAL AUTOMATED INVESTMENT STRATEGIES AND ENHANCED DOLLAR COST AVERAGING
    (EDCA) PROGRAM

If no EDCA Program or Automated Investment Strategy (Equity Generator[SM], Allocator[SM], Rebalancer(R), Index Selector[SM]) is chosen, go to Section 4 - Allocation Selection and complete column 1, "Allocation" only. If selecting a strategy, follow the instructions as indicated.

Please note only one investment strategy can be selected. Also, if you have selected an Automated Investment Strategy and your anniversary falls on the 29th, 30th, or 31st of the month, the selected strategy will commence on the 1st business day of the following month.

                                  STRATEGIES

[ ] EQUITY GENERATOR[SM] (NOT AVAILABLE WITH C CLASS) THIS STRATEGY IS
    UNAVAILABLE WITH PREDICTOR PLUS AND GMAB. THIS STRATEGY IS UNAVAILABLE WITH THE PREDICTOR OR GWB IN THE STATES OF NY AND WA.

INDICATE THE PERCENTAGE OF YOUR PURCHASE PAYMENT THAT WILL BE UTILIZING THE EQUITY GENERATOR AUTOMATED INVESTMENT STRATEGY IN SECTION 4 - ALLOCATION SELECTION, COLUMN 1 FOR FIXED ACCOUNT. EACH MONTH AN AMOUNT EQUAL TO THE INTEREST EARNED IN THE FIXED ACCOUNT IS TRANSFERRED TO ONE FUNDING CHOICE YOU SELECT IN SECTION 4 - ALLOCATION SELECTION, COLUMN 2. THE FUNDING CHOICE SHOULD EQUAL 100%.

[ ] ALLOCATOR[SM] (NOT AVAILABLE WITH C CLASS) THIS STRATEGY IS UNAVAILABLE
    WITH PREDICTOR PLUS AND GMAB ALSO NOT AVAILABLE WITH THE GWB & GMIB IN NY OR WA.

EACH MONTH A DOLLAR AMOUNT THAT YOU SELECT IS TRANSFERRED FROM THE FIXED ACCOUNT TO ANY FUNDING CHOICE YOU SELECT. INDICATE WHAT PERCENTAGE OF YOUR PURCHASE PAYMENT WILL BE UTILIZING THE ALLOCATOR STRATEGY IN SECTION 4 - ALLOCATION SELECTION COLUMN 1 FOR THE FIXED ACCOUNT.

Step 1 --  Please indicate the amount to transfer from the Fixed Account
           $______per month ($50 minimum). The amount indicated in Step 1 is transferred from the Fixed Account to any of the Funding choices you select in Section 4 - Allocation Selection in column 2.

Step 2 --  Select the day of the month of the first transfer
           ______/______/______. Must be between the 1st and 28th of the month (actual date may vary due to weekends, holidays, etc.)

Step 3 --  Select the transfer time frame by checking the appropriate box

           [ ] For as long as there is money in the Fixed Account or

           [ ] Specific number of months ______ (example: 12, 24, 36, etc.)

[ ] REBALANCER(R)

EVERY 3 MONTHS AMOUNTS ARE TRANSFERRED AMONG YOUR CURRENT FUNDING CHOICES TO BRING THE PERCENTAGES OF YOUR ACCOUNT BALANCE IN EACH CHOICE BACK TO YOUR ORIGINAL ALLOCATION. THIS STRATEGY WILL AFFECT 100% OF YOUR CURRENT AND FUTURE ALLOCATION.

[ ] INDEX SELECTOR[SM] (IN THE C CLASS THE BLACKROCK MONEY MARKET ACCOUNT WILL
    BE SUBSTITUTED FOR THE METLIFE FIXED ACCOUNT IF APPLICABLE AND FOR GMIB AND GWB IN NY AND WA) THIS STRATEGY IS UNAVAILABLE WITH THE PREDICTOR PLUS, GMAB AND LWG RIDERS.

EVERY THREE MONTHS METLIFE WILL REBALANCE THE AMOUNT IN THE INDEX DIVISIONS AND THE FIXED ACCOUNT (IF APPLICABLE) TO MATCH THE ALLOCATION PERCENTAGES FOR THE MODEL YOU SELECT. METLIFE WILL ALLOCATE 100% OF YOUR INITIAL AND FUTURE PURCHASE PAYMENTS BASED ON THE CURRENT ALLOCATION FOR THE INDEX SELECTOR MODEL YOU CHOOSE. WE WILL IMPLEMENT THE INDEX SELECTOR STRATEGY USING THE PERCENTAGE ALLOCATIONS OF THE MODEL THAT WERE IN EFFECT WHEN YOU ELECTED THE INDEX SELECTOR STRATEGY. YOU SHOULD CONSIDER WHETHER IT IS APPROPRIATE FOR YOU TO CONTINUE THIS STRATEGY OVER TIME IF YOUR RISK TOLERANCE, TIME HORIZON OR FINANCIAL SITUATION CHANGES. YOU MAY CHANGE YOUR CHOICE OF MODEL AT ANY TIME. THE ASSET ALLOCATION MODELS USED IN THE INDEX SELECTOR STRATEGY MAY CHANGE FROM TIME TO TIME. IF YOU ARE INTERESTED IN AN UPDATED MODEL, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

Select one model:  [ ] Conservative  [ ] Conservative to Moderate  [ ] Moderate

                   [ ] Moderate to Aggressive  [ ] Aggressive

                                 EDCA PROGRAM

[ ] ENHANCED DOLLAR COST AVERAGING (EDCA) $10,000 MINIMUM--NOT AVAILABLE WITH B
    PLUS CLASS AND C CLASS.

EACH MONTH, DEPENDING ON THE TIME FRAME SELECTED, A DOLLAR AMOUNT IS TRANSFERRED FROM THE EDCA FIXED ACCOUNT TO ANY OF THE FUNDING CHOICES YOU SELECT IN SECTION 4 - ALLOCATION SELECTION IN COLUMN 2, THIS COLUMN MUST TOTAL 100% WHEN COMPLETE. AT THE END OF THE TIME FRAME, THERE WILL BE NO MONEY LEFT IN THE EDCA FIXED AMOUNT.

NOTE: MetLife will credit an interest rate based on the date the EDCA form is submitted to the Annuities Administrative Office and the date the purchase payments are received in the EDCA Fixed Account. In some situations, an interest rate determined at a different time may apply. If there is already an active EDCA Program at the time the new EDCA purchase payment is received, the then current monthly EDCA transfer amount will be increased by the subsequent deposit divided by the original number of months in the Guaranteed Period.

Transfers will be withdrawn from Fixed Account purchase payments and associated interest in the order in which they are deposited, i.e. "First-In-First-Out."

The first transfer will be made on the date the amounts are allocated to the EDCA Program. Subsequent transfers will be made on the same day in subsequent months. If the scheduled transfer date occurs on a date the Exchange is not open, the transfer will be deducted from the Enhanced Dollar Cost Averaging Program on the selected day but will be applied to the investment divisions on the next day the Exchange is open. Enhanced Dollar Cost Averaging Program interest will not be credited on the transferred amount between the selected day and the next day the Exchange is open.

For a new EDCA Program the monthly transfer amount into all selected funding choices combined will be equal to the amount allocated to the EDCA Fixed Account divided by the number of months in the Guarantee Period. Monthly transfers will continue until all purchase payments and interest is exhausted from the EDCA Fixed Account.

Please note that if either the Rebalancer or Index Selector Strategies are selected with the EDCA Program, you must allocate 100% of your purchase payments to the EDCA Program.

PPS ADMIN (04/07)                   Page 8                                  eF

                             REQUIRED INFORMATION

4.  ALLOCATION SELECTION

Indicate the percentage of your initial purchase payments to be allocated to each funding choice. Percentages must be in whole numbers. This allocation will also apply to purchase payments unless changed by the Owner. You may change your allocation at any time.

Please note, if there are no Automated Investment Strategies chosen from
Section 3 complete column 1 only. If any Automated Investment Strategies from
Section 3 were chosen follow the steps as outlined on those pages. All columns (if utilized) must total 100%. EDCA - 6 month and EDCA - 12 month can be selected only if the EDCA Program was chosen.

/a/ The Portfolios That Invest in Exchange Traded Funds are not available if the Predictor Plus, GMAB or LWG have been selected.

/b/ If the Predictor Plus was elected as an Optional Rider, unlike the Predictor or GWB, you are limited to allocating purchase payments and account value to one of the Asset Allocation funding choices numbered 1 through 4 on the list below. You may make transfers among the Asset Allocation Funding choices numbered 1 through 4 on the list below after contract issue. And if the Predictor Plus has been elected only the EDCA Program and Rebalancer strategy are available.

/c/ If the GMAB has been selected you are limited to only one of the Asset Allocation funding choices numbered 1 through 3 on the list below. EDCA is available with GMAB but destination funding option must be the same as the single funding option chosen. Your guarantee of account value under the GMAB is based upon your investment choice. This decision may not be changed once the contract is issued.

/d/ If the LWG has been selected, you are limited to only one of the Asset Allocation funding choices numbered 1 through 4 on the list below. EDCA is available with LWG, but destination funding options must be the same as the single funding option chosen.

     [ ] Equity Generator  [ ] Allocator  [ ] EDCA  [ ] Rebalancer
     [ ] Index Selector

                       FUNDING OPTIONS              COLUMN 1      COLUMN 2
            -------------------------------------- ---------- ----------------
                                                              EQUITY GENERATOR
                                                               (Select only 1
                                                              funding option)
            FUNDS                                  ALLOCATION  EDCA ALLOCATOR
            -------------------------------------- ---------- ----------------
        /b/ EDCA - 6 month                               %              N/A
        /c/
        /d/ EDCA - 12 month                              %              N/A

            FUND CHOICES                              N/A               N/A

            Fixed Interest Account/Fixed Account
            (N/A in WA & NY with Predictor or GWB)       %           DCA only*
            BlackRock Money Market Account (Only
            available for C Class product issued
            5-1-03 and later)                            %                   %
            American Funds Bond                          %                   %
            BlackRock Bond Income                        %                   %
            Lehman Brothers(R) Aggregate Bond
            Index                                        %                   %
            PIMCO Inflation Protected Bond               %                   %
            PIMCO Total Return                           %                   %
            Western Asset Management Strategic
            Bond Opportunities
            Western Asset Management U.S.
            Government                                   %                   %
            Lord Abbett Bond Debenture                   %                   %
            Neuberger Berman Real Estate                 %                   %
            American Funds Growth                        %                   %
            American Funds Growth-Income                 %                   %
            BlackRock Diversifi ed                       %                   %
            BlackRock Large-Cap Core                     %                   %
            BlackRock Large Cap Value                    %                   %
            BlackRock Legacy Large Cap Growth            %                   %
            Davis Venture Value                          %                   %
            FI Large Cap                                 %                   %
            FI Value Leaders                             %                   %
            Harris Oakmark Large Cap Value               %                   %
            Janus Forty                                  %                   %
            Jennison Growth                              %                   %
            Legg Mason Partners Aggressive Growth        %                   %
            Legg Mason Value Equity                      %                   %
            MetLife Stock Index                          %                   %
            MFS(R) Total Return                          %                   %
            Oppenheimer Capital Appreciation             %                   %
            T. Rowe Price Large Cap Growth               %                   %

                       FUNDING OPTIONS              COLUMN 1      COLUMN 2
            -------------------------------------- ---------- ----------------
                                                              EQUITY GENERATOR
                                                               (Select only 1
                                                              funding option)
            FUND CHOICES                           ALLOCATION  EDCA ALLOCATOR
            -------------------------------------- ---------- ----------------
            BlackRock Aggressive Growth                  %                   %
            FI Mid Cap Opportunities                     %                   %
            Harris Oakmark Focused Value                 %                   %
            Lazard Mid-Cap                               %                   %
            MetLife Mid Cap Stock Index                  %                   %
            Neuberger Berman Mid Cap Value               %                   %
            T. Rowe Price Mid-Cap Growth                 %                   %
            BlackRock Strategic Value                    %                   %
            Franklin-Templeton Small Cap Growth          %                   %
            Loomis Sayles Small Cap                      %                   %
            Met/AIM Small Cap Growth                     %                   %
            RCM Technology                               %                   %
            Russell 2000(R) Index                        %                   %
            T. Rowe Price Small Cap Growth               %                   %
            American Funds Global Small
            Capitalization                               %                   %
            FI International Stock                       %                   %
            Harris Oakmark International                 %                   %
            MFS(R) Research International                %                   %
            Morgan Stanley EAFE(R) Index                 %                   %
            Oppenheimer Global Equity                    %                   %

            PORTFOLIOS THAT INVEST IN EXCHANGE        N/A               N/A
            Traded Funds

        /a/ Cyclical Growth & Income ETF                 %                   %
        /a/ Cyclical Growth ETF                          %                   %

            ASSET ALLOCATION PORTFOLIOS               N/A               N/A

/b/,/c/,/d/ 1)MetLife Conservative Allocation
              (GMAB 130% of Purchase Payments)        %              %
/b/,/c/,/d/ 2)MetLife Conservative to Moderate
              Allocation (GMAB 120% of Purchase
              Payments)                                  %                   %
/b/,/c/,/d/ 3)MetLife Moderate Allocation (GMAB
              110% of Purchase Payments)                 %                   %
    /b/,/d/ 4)MetLife Moderate to Aggressive
              Allocation                                 %                   %
            5)MetLife Aggressive Allocation              %                   %
                                                      100%                100%
--------
* You can allocate purchase payments or Contract Value to the Fixed Account (subject to limits) for the Standard DCA program, not the EDCA Program.

PPS ADMIN (04/07)                   Page 9                                  eF

                             REQUIRED INFORMATION

5.  SYSTEMATIC WITHDRAWAL PROGRAM

A. FREQUENCY:    [ ] MONTHLY  [ ] QUARTERLY

B. START DATE: ______/______/______
                      (1-28)

C. SOURCE:

   I AUTHORIZE WITHDRAWALS (MINIMUM $50) FROM MY ACCOUNT BALANCE TO COMMENCE AS INDICATED IN THIS SECTION. WITHDRAWAL CHARGES MAY APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.

   [ ] PRO-RATA FROM INVESTMENT DIVISIONS IN WHICH I HAVE A BALANCE AND THE FIXED ACCOUNT. $ ______
                        (total)

   [ ] INCREASING AMOUNT EQUAL TO THE ANNUAL BENEFIT PAYMENT ALLOWED UNDER THE GWB OR LWG RIDER. THE ANNUAL SYSTEMATIC WITHDRAWAL AMOUNT WILL EQUAL THE ANNUAL BENEFIT PAYMENT AND WILL BE INCREASED ONLY ON ANY CONTRACT ANNIVERSARY ON WHICH THE ANNUAL BENEFIT PAYMENT INCREASES DUE TO AN OPTIONAL RESET OR AUTOMATIC STEP-UP. (THIS OPTION IS ONLY AVAILABLE IF THE GWB OR LWG RIDER IS SELECTED IN THE BENEFIT RIDER SECTION. ELECTION OF GWB OPTIONAL RESETS MUST BE COMPLETED ON A SEPARATE RESET ELECTION
        FORM). I UNDERSTAND WITHDRAWALS WILL BE DEDUCTED PRO-RATA FROM THE INVESTMENT DIVISIONS IN WHICH I HAVE A BALANCE AND FIXED ACCOUNT IF APPLICABLE.

   [ ] INCREASING AMOUNT EQUAL TO __ .0%* OF THE BEGINNING OF THE YEAR ANNUAL INCREASE AMOUNT UNDER THE PREDICTOR PLUS RIDER. SYSTEMATIC WITHDRAWAL AMOUNT WILL BE INCREASED ONLY IF THE ANNUAL INCREASE AMOUNT INCREASES DUE TO, 1) ADDITIONAL PAYMENTS MADE WITHIN 120 DAYS OF CONTRACT ISSUE OR 2) AN OPTIONAL RESET OR OPTIONAL AUTOMATIC RESET. (THIS OPTION IS ONLY AVAILABLE IF THE PREDICTOR PLUS RIDER IS SELECTED IN THE BENEFIT RIDER SECTION. ELECTION OF PREDICTOR PLUS OPTIONAL RESET OR OPTIONAL AUTOMATIC RESET MUST BE COMPLETED ON A SEPARATE RESET ELECTION FORM.) I UNDERSTAND WITHDRAWALS WILL BE DEDUCTED PRO-RATA FROM THE INVESTMENT DIVISIONS IN WHICH I HAVE A BALANCE.

--------
* PERCENTAGE MUST BE LESS THAN OR EQUAL TO THE ANNUAL INCREASE ACCUMULATION RATE, AS PROVIDED IN THE PRODUCT PROSPECTUS, IN ORDER FOR THE WITHDRAWAL ADJUSTMENT THAT APPLIES TO THE ANNUAL INCREASE AMOUNT TO BE EQUAL TO THE DOLLAR AMOUNT OF THE WITHDRAWALS.

D. TAX WITHHOLDING:*

   [ ]  I DO NOT WANT FEDERAL INCOME TAX WITHHELD FROM THESE WITHDRAWALS.

   [ ] I DO WANT FEDERAL INCOME TAX WITHHELD. EVEN IF YOU ELECT NOT TO HAVE FEDERAL INCOME TAX WITHHELD, YOU ARE LIABLE FOR PAYMENTS OF FEDERAL INCOME TAX ON THE TAXABLE PORTION OF YOUR SYSTEMATIC WITHDRAWAL PROGRAM PAYMENT. YOU MAY ALSO BE SUBJECT TO TAX PENALTIES UNDER THE ESTIMATED PAYMENT RULES IF YOUR PAYMENTS OF ESTIMATED TAX AND WITHHOLDING, IF ANY, ARE NOT ADEQUATE. PLEASE NOTE THAT WHETHER OR NOT YOU ELECT WITHHOLDING, THE COMPANY IS REQUIRED TO REPORT SURRENDERS TO THE IRS.

--------
* IF NEITHER OF ABOVE WITHHOLDING ELECTIONS IS CHOSEN, 10% OF THE TAXABLE PORTION WILL AUTOMATICALLY BE WITHHELD FOR FEDERAL INCOME TAX. STATE INCOME TAX MAY BE WITHHELD IF APPLICABLE.

E. PAYMENTS:

   Payee:  [ ] OWNER  [ ] JOINT OWNER  [ ] BANK (EFT) (PLEASE ATTACH VOIDED
   CHECK)

   Accountholder: ______________________________________________________________

   Bank Name (required): ______________________________________________________

   Bank Address (required): ____________________________________________________

   Account Number: __________ ABA Routing Number: __________
   Type of Account: __________

IMPORTANT NOTE

Distributions prior to age 59 1/2 may be subject to tax penalties. Any systematic withdrawal plan should be reviewed by your tax advisor to determine the impact if any, of such requirements. The Company assumes no liability with regard to the tax treatment of withdrawals or compliance with minimum distribution/early withdrawal requirements imposed by the IRS.

PPS ADMIN (04/07)                   Page 10                                 eF

                             REQUIRED INFORMATION

F. ACKNOWLEDGMENT OF EXCEPTION TO PREMATURE DISTRIBUTION PENALTY:

   IMPORTANT NOTE: METLIFE WILL NOT REPORT A PERCENTAGE DISTRIBUTION (I.E., 10% OF YOUR ACCOUNT BALANCE PAYABLE TO YOU EACH YEAR TO THE IRS AS MEETING THE SUBSTANTIALLY EQUAL PERIODIC PAYMENT EXCEPTION TO THE 10% PREMATURE DISTRIBUTION PENALTY TAXABLE WITHDRAWALS MADE BEFORE AGE 59 1/2).

   The following is a disclosure and acknowledgment regarding MetLife's Systematic Withdrawal Program. Please note that generally, any distribution that is a part of a series of Substantially Equal Periodic Payments (paid at least annually) made over your life expectancy, over the joint life expectancies of you and your designated beneficiary or over a specified period of l0 years or more, generally does not qualify as an "EIigible Rollover Distribution." Required Minimum Distributions do not qualify as Eligible Rollover Distributions.

   I have enrolled in MetLife's Systematic Withdrawal Program and intend that the resulting payments from my contract will satisfy the Substantially Equal Periodic Payment to the premature distribution penalty tax. I am aware that the Internal Revenue Service has set forth certain requirements that must be met in order to qualify for this exception. Therefore, I represent that my systematic withdrawal payments are distributions that are part of a series of Substantially Equal Periodic Payments made at least annually over my life or life expectancy or the joint life expectancy of me and my beneficiary. I will continue the program for at least five years from the date payments begin or until I reach age 59 1/2, whichever is later. In accordance with IRS Notice 89-25, my Substantially Equal Periodic Payments were determined by (check the appropriate box):

         [ ] Using a method acceptable for calculating minimum required distribution as provided in Section 401(a)(9) of the Internal Revenue Code.

         [ ] Amortizing my account balance over a certain number of years based on my life expectancy or the joint life expectancy of me and my beneficiary (in accordance with applicable Federal tax law, including the use of a reasonable interest rate).

         [ ] Dividing my account balance by an annuity factor derived using a reasonable mortality table and not exceeding a reasonable interest rate.

   No additional contributions will be accepted into the contract while you are participating in the Systematic Withdrawal Program. Additional direct transfers/direct rollovers will be accepted.

   In accordance with the above representations, upon which MetLife will rely, I hereby request that MetLife code the distribution as "2" - "Early Distribution Exception Applies" when it issues a Form 1099-R to me with respect to the systematic withdrawal payments from the contract listed below. I understand MetLife reserves the right to code the distribution as subject to the 10% premature penalty tax at any time, for any reason, without notice, notwithstanding that I have provided with this acknowledgment.

   I understand that by signing this acknowledgment, MetLife is not guaranteeing or implying that these instructions satisfy the Department of Treasury, Internal Revenue Service's requirements regarding exceptions to the Premature Federal Distribution Penalty Tax. Any taxes or penalties as a result of this distribution are exclusively my responsibility and MetLife is not liable in any regard. In addition, I understand that this acknowledgment will apply to any systematic withdrawal payments taken during this tax year and until the program expires.

   Participant Name: __________________________________________________________

   Participant Signature: _____________________________________________________

   Contract Number: ____________________________________ Date: ________________

PPS ADMIN (04/07)                   Page 11                                 eF

                             REQUIRED INFORMATION

6.  TELEPHONE TRANSACTION AND ESERVICE AUTHORIZATION

METLIFE REPRESENTATIVE TELEPHONE TRANSACTION AND ESERVICE AUTHORIZATION
[ ] YES  [ ] NO

If you check YES above, your MetLife Representative will be given authority to conduct certain transactions on your behalf based on your instructions unless prohibited by state law or your employer (if applicable). These transactions include (1) transfers between funding choices, (2) changes to investment strategies, and (3) changes in allocation of future purchase payments. This does not include discretionary transactions initiated without your instructions. This authorization will remain valid until MetLife receives written notice from you terminating this privilege or until your current MetLife Representative changes. MetLife will employ reasonable security procedures to confirm that instructions communicated about your account by telephone are genuine. MetLife or the Separate Account will not be liable for any loss, expense or cost arising out of any request that MetLife reasonably believes to be genuine.

7.  SIGNATURE(S)

There is no additional tax benefit to funding an IRA or qualified plan with an annuity. Therefore, if you are doing as such, you should be purchasing this annuity for its non-tax benefits such as its death benefits, annuitization options, income benefits, automated investment strategies, and/or its other unique features and/or riders.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

It is conceivable that the Internal Revenue Service could take a position that certain death benefits and benefits payable at death such as the Earnings Preservation Benefit are inappropriate benefits in IRAs, SEPS, SIMPLE IRA and Roth IRAs. This could result in adverse tax consequences including, but not limited to, current taxation of contributions.

The tax treatment of charges for certain optional benefits (including, but not limited to optional death benefits, earnings preservation rider, GWB and GMAB) under NQ annuities is unclear. It is conceivable that the IRS could take a position that such charges are deemed to be distributions subject to tax each year.

Certain benefits such as the GMIB may have limited usefulness inside an IRA or other product subject to the minimum distribution rules beginning at age 70 1/2; due to required waiting periods under the rider prior to exercise and/or reductions in the amount of the benefit due to required minimum distributions under the tax law.

I/We acknowledge that MetLife does not provide legal or tax advice and does not guarantee the intended tax treatment of the annuity or any riders thereto. I/We have been informed about the tax uncertainties stated above or elsewhere in this application, and it has also been recommended to me/us that I/we consult my/our own tax advisor or tax attorney prior to the purchase of the annuity or any riders thereto.

I/We understand that I should notify Metropolitan Life Insurance Company if any information contained in this application should change.

I/We certify that the funding allocation, class selection, and riders meet(s) the needs of my/our current investment objectives and risk tolerance.

Owner's Social Security # or Employer Identification Number: ________________.

[ ] I AM  [ ] I AM NOT subject to backup withholding under
Section 3406(a)(1)(C) of the Internal Revenue Code.

Under penalties of perjury, I certify that the information provided in this section is true, correct and complete. I am a U.S. citizen or resident alien.

_______________________________________________________ ____________________
Owner's Signature                                              Date
_______________________________________________________ ____________________
Joint Owner's Signature                                        Date

NASD Regulation has a public disclosure program that provides investors with information regarding NASD member firms and registered representatives. The hotline number for the public disclosure program is 800-289-9990 or you may go to the NASD website at www.nasd.com. An investor brochure that includes information describing the public disclosure program may be obtained from the NASD.

PPS ADMIN (04/07)                   Page 12                                 eF

                             REQUIRED INFORMATION

8.  REPRESENTATIVES/MANAGERS REQUIRED INFORMATION

Writing agent completes Section 1. All other agents complete Section 2.

SECTION 1

             REPRESENTATIVE'S  SALES OFFICE                   REPRESENTATIVE'S
AGENCY INDEX       NAME       NAME & NUMBER      % CREDIT        SIGNATURE
------------ ---------------- --------------  --------------  ----------------

SECTION 2

                                         SALES
                                        OFFICE
AGENCY                REPRESENTATIVE'S  NAME &               REPRESENTATIVE'S
INDEX                      NAME         NUMBER    % CREDIT      SIGNATURE
------------          ---------------- ---------  ---------  ----------------
2nd
3rd
4th
5th

..  Commissions on Preference Plus Select will be split in the agreed proportion.

.. For Preference Plus Select the full amount will be credited to the remaining representative(s) if one or more is no longer servicing the account.

.. STATEMENT OF MANAGER/Registered Principal: I have reviewed this application as well as all submitted supplemental material. I believe this sale to be appropriate and suitable for the client based upon this review and the facts and circumstances known to me.

Approved   __________________________________________________ _______________
           Signature of Managing Director (or authorized
           Registered Principal)                                   Date

All representatives must be appropriately NASD registered and state insurance licensed at the time of the sale to receive commission.

If contract is being split between different sales offices, a copy is to be sent to the Manager(s) not signing the form.

FORM DATE: April 2007

PPS ADMIN (04/07)                   Page 13                                 eF

STATEMENT OF CLIENT INFORMATION

To complete the form, follow the instructions on the reverse side. In connection with the provisions of the USA PATRIOT Act, this form must be completed for each new product or new account established with the Metropolitan Life Insurance Company. Please submit this form with all new business applications and any required supplemental documentation to the appropriate processing area.

SECTION 1 -- OWNERSHIP INFORMATION (If completing section B, please attach applicable supplemental documents, if required.)

A.  NATURAL OWNERSHIP

    If insured/annuitant is different than owner, please identify relationship to owner and reason owner is different than
    insured/annuitant:
    _________________________________________________________________________

    Owner Name____________ SSN/TIN___________________________________________

    Owner's Street address___________________________________________________

    Telephone_____________ Date of Birth (mm/dd/yyyy)______ /__ /_______

    Citizenship___________ Country of legal residence________________________

    Employer Name_________ Employer Address__________________________________

    Position/Title________ Length of Employment______________________________

    ID verification used: [ ] US driver's license [ ] Greencard
    [ ] Passport   [ ] Other Government Issued ID____________________________

    ID Issuer ________________________ID Reference #_________________________
    ID Issue date__ /_____ /_______ ID Expiration date__ /_____ /_______

    Joint Owner / Attorney in Fact / Custodian / Guardian / (circle one) Name______________________________ SSN/TIN_______________________________

    Street address___________________________________________________________

    Telephone_____________ Date of Birth (mm/dd/yyyy)______ /__ /_______

    Citizenship___________ Country of legal residence________________________

    Employer Name_________ Employer Address__________________________________

    Position/Title________ Length of Employment______________________________

    ID verification used: [ ] US driver's license [ ] Greencard [ ] Passport
    [ ] Other Government Issued ID___________________________________________

    ID Issuer________________________ ID Reference #_________________________
    ID Issue date__ /_____ /_______ ID Expiration date__ /_____ /_______

B.  ENTITY OWNERSHIP

    Name of Entity Owner__________________________

    Indicate ownership Type: [ ] Corporation
    [ ] Partnership
    [ ] LLC [ ] Trust [ ] Sole Proprietorship
    [ ] Other, please describe____________________

TIN:________________________    Nature of Business:_________________________

  Is entity publicly traded*? [ ] Yes [ ] No

Business street address_________________________________________________________

Business Telephone (______) ____________________________________________________
Fax (______) ___________________________________________________________________
E-mail/website _________________________________________________________________


Supporting      [ ] Articles of                [ ] Partnership
Documentation       incorporation/Government       Agreement
Attached:           issued business
                    license

             [ ] LLC Operating Agreement  [ ] Trust Documents [ ] Other______

--------
* Note: If Yes, supporting documents are not required.

SOCI-VA (04/07) eF                  Page 14

C. REPRESENTATIVE CERTIFICATION

FOR NATURAL OWNERSHIP ONLY
__________________________

[ ] I certify that I PERSONALLY MET WITH THE OWNER(S) AND REVIEWED THE
    IDENTIFICATION DOCUMENTS. To the best of my knowledge the documents accurately reflect the identity of the owner(s); OR

[ ] I DID NOT MEET IN PERSON WITH THE OWNER(S) OR I WAS OTHERWISE UNABLE TO
    PERSONALLY REVIEW THE IDENTIFICATION DOCUMENTS. I certify that, to the best of my knowledge, the identification information provided by the owner(s), either by mail or phone is accurate.

FOR ENTITY OWNERSHIP ONLY
_________________________

[ ] I certify that I PERSONALLY MET WITH THE LEGAL REPRESENTATIVE(S) OF THE
    ENTITY AND REVIEWED THE IDENTIFICATION DOCUMENTS OF THE ENTITY. To the best of my knowledge the documents accurately reflect the identity of the entity; OR

[ ] I DID NOT MEET IN PERSON WITH THE LEGAL REPRESENTATIVE(S) OF THE ENTITY OR
    I WAS OTHERWISE UNABLE TO PERSONALLY REVIEW THE ENTITY'S IDENTIFICATION DOCUMENTS. I certify that, to the best of my knowledge, the entity's identification information provided by the legal representative(s), either by mail or by phone, is accurate.

Statement of Representative, All answers are correct to the best of my knowledge.

.. I have provided the Proposed Owner with MetLife's Customer Privacy Notice, prior to or at the time he/she completed the application form.

..  I have provided the Proposed Owner with the Producer Compensation Disclosure
   Form, prior to or at the time he/she completed the application form.

..  If applicable, I have provided the Proposed Owner with the Important
   Information for Members of the Military Services and their Dependents.

..  I have delivered a current prospectus, and all required fund prospectuses.

.. The customer has been informed of various features of the product including, but not limited to the potential surrender period and surrender charges, potential tax penalties for selling or redeeming before reaching the age of 59 1/2, mortality and expense fees, investment division money manager fees, potential charges for and features of riders, the insurance and investment components, and market risk.

.. I have reviewed the financial situation of the Proposed Owner as disclosed and believe that a variable annuity contract would be suitable for this Proposed Owner and that he/she would benefit from certain features, such as tax-deferred growth, annuitization, or a death or living benefit.

.. I believe that this transaction as a whole including the underlying subaccounts selected, the riders and similar enhancements, if any, are suitable for this Proposed Owner based on the information he/she has disclosed.

..  I am properly NASD registered and licensed in the state where the Proposed
   Owner signed this application.

.. I have provided a copy of the Disclosure Notice to the Owner(s) which includes the disclosure of investment objective definitions and identity verification.

Signature of Representative:______________________   Date:______________________

SOCI-VA (04/07) eF                  Page 15

INSTRUCTIONS
____________

OWNERSHIP INFORMATION

.. If the contract owner is a natural person or persons, complete section A. If the owner is a trust, corporation, partnership, LLC, or sole proprietor, complete section B.

SECTION A

..  Indicate the owner's name, social security or tax id number, and citizenship.

.. Indicate the owner's employer, employer's address, position title, and length of employment.

..  You must verify the identity of all owners. When opening an account for a person who lacks legal capacity, the identity of the Attorney In Fact must be verified and documented. You may verify identity using a state issued driver's license, a greencard, or a passport. If you use any other form of picture identification
   ______________________
   you must list the type of identification used. In all cases, note the identification card's reference number (e.g. CT-021-74-5555) and expiration date. You should attempt to meet with all owners in person. If, however, you are unable to meet one of the owner's in person, you may request the required information by mail or phone. Always indicate how the information was obtained by checking the appropriate box, "in person", "by mail", or "by phone".

.. If the ownership type is "Other" and the owner is a minor or incompetent and the product is purchased or account is opened under a custodial or guardianship account, the identity of the custodian/guardian must be verified and documented in the applicable section of the Statement. If identification verification is not available for the minor or incompetent, all other relevant information on the minor or incompetent should be captured under Ownership Information.

SECTION B

.. Identify the name of the Trust or Business, its tax id number, and if applicable, the nature of the business (e.g. retail store, restaurant, school system, etc.)

.. Check "Yes" or "No" for business owners to indicate if the business is publicly traded or not.

..  Identify the state in which the Trust or business is registered.

.. Provide the business address, telephone number, fax number, and if available, an email address or website address.

.. For SEP/SIMPLE Only: Representatives must have first hand knowledge of the existence of a legitimate business in order to establish a contract to be owned by that business. Please indicate how you developed you familiarity with the business owner of the proposed contract using one of the check boxes provided, or by selecting "other" and providing a detailed explanation. You must indicate how the information about the business was obtained.

.. Indicate the name (s) of all legal representatives authorized to initiate transactions within the contract on behalf of the business or Trust owner. You must provide the legal representative's social security number and verify identity in the same manner as described above in section A. IF MORE THAN TWO LEGAL REPRESENTATIVES HAVE OWNERSHIP AUTHORITY, ATTACH ADDITIONAL COPIES OF SECTION 2 B TO THE APPLICATION.

.. ATTACHMENTS: As a corporation, partnership, L.L.C., or Trust will own the contract, you must attach a copy of the articles of incorporation, partnership agreement, organizing documents, LLC Operating Agreement, or Trust documents, respectively. Where applicable, documentation must reflect a state stamp or similar evidence of state registration. This is generally available on the first and signature pages of the organizing documents.

SECTION C. REPRESENTATIVE CERTIFICATION

You must certify either that you personally reviewed the identification documents and to the best of your knowledge the documents accurately reflect the identity of the owner/legal representative(s); or that you did not meet with the owner/legal representative(s) in person, and that to the best of your knowledge, the information provided by mail or by phone is true and accurate. If, through verifying the identity of an owner, you identify any concerns, you should contact your manager immediately.

Please review all statements in this section. You are acknowledging that each point has been addressed with the Proposed Owner.

SOCO-VA (04/07) eF                  Page 16

                                                              [LOGO OF METLIFE]

                        COMPENSATION DISCLOSURE NOTICE

MetLife, its affiliated insurance companies and broker-dealers are committed to helping you select an appropriate product based on your financial needs and stated investment objectives.

Your MetLife sales representative ("Representative") is an employee of a MetLife Company or a sales representative associated with MetLife's New England Financial(R) distribution channel.

Your Representative is authorized to offer and sell products to you that are issued or distributed by Metropolitan Life Insurance Company or certain of MetLife's affiliated insurance companies and broker-dealers (each, a "MetLife Company" and, together, the "MetLife Companies").* Products from the MetLife Companies include fixed life insurance and annuities, property, casualty, and health insurance, variable annuities, and variable life insurance ("MetLife Products"). Your Representative also may be authorized to offer you certain products, including insurance, annuities, and mutual funds, issued by companies other than the MetLife Companies ("non-MetLife products").

Your Representative acts on behalf of the MetLife Companies in connection with the offer and sale of MetLife Products to you. He or she acts on behalf of a company other than MetLife in connection with the sale of non-MetLife products. Your Representative also may service your mutual funds, securities or insurance products on behalf of the company issuing the product.

Your Representative is compensated by a MetLife Company for sale, renewal and servicing of MetLife Products and certain non-MetLife products. This compensation includes base commissions and other forms of compensation that may vary from product to product and by the amount of the purchase payment made by you. You should be aware that the amount of his or her compensation may increase in part based upon the relative amount of MetLife Products that he or she sells during a set period. He or she also is eligible for additional cash compensation (such as medical, retirement and other benefi ts) and non-cash compensation (such as conferences and sales support services) based on his or her sales of MetLife Products and overall sales and productivity. Your Representative may also receive compensation for the sale, renewal and servicing of non-MetLife products directly from the issuing company.

There are certain unaffiliated brokers who sell products through an association with a MetLife or New England Financial sales office. They are compensated by a MetLife Company for the sale, renewal and servicing of MetLife Products. Those brokers may receive increased compensation based upon the amount of MetLife Products sold during a set period.

--------
* The following are the MetLife Companies whose products your Representative may be authorized to sell: Metropolitan Life Insurance Company, Metropolitan Property and Casualty Insurance Company, Metropolitan Casualty Insurance Company, Metropolitan General Insurance Company, Metropolitan Direct Property and Casualty Insurance Company, Metropolitan Group Property and Casualty Insurance Company, Metropolitan Lloyds Insurance Company of Texas, Economy Fire & Casualty Company, Economy Preferred Insurance Company, Economy Premier Assurance Company, MetLife Investors Insurance Company of Missouri, First MetLife Investors Insurance Company, MetLife Investors USA Insurance Company, New England Life Insurance Company, General American Life Insurance Company, Texas Life Insurance Company, Paragon Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut, MetLife Securities, Inc., Walnut Street Securities, Inc., New England Securities, Corp. and Tower Square Securities, Inc. For more information, please refer to www.metlife.com.

  "New England Financial" is a registered service mark of New England Life Insurance Company.

                             LEAVE WITH APPLICANT

MPL 1651-000
COMPDISC-ADG (08/06) eF             Page 17

                            CUSTOMER PRIVACY NOTICE

 THIS PRIVACY NOTICE IS GIVEN TO YOU ON BEHALF OF METROPOLITAN LIFE INSURANCE
                                    COMPANY

                 THIS PRIVACY NOTICE TELLS YOU:

                 . WHY AND HOW WE GATHER INFORMATION ABOUT YOU
                 . HOW WE PROTECT WHAT WE KNOW ABOUT YOU
                 . HOW WE USE AND DISCLOSE YOUR INFORMATION
                 . WHAT YOUR RIGHTS ARE

WHY WE NEED TO KNOW ABOUT YOU: We need to know about you so that we can provide the insurance and other products and services you've asked for. We may also need information about you in order to administer your business with us, evaluate claims, process transactions and run our business. And we need information from you and others to help us verify identities in order to help prevent money laundering and terrorism.

What we need to know includes address, age and other basic information. But we may need more information, including finances, employment, health, hobbies or business conducted with us, with other MetLife companies (our "AFFILIATES") or with other companies.

HOW WE LEARN ABOUT YOU: What we know about you we get mostly from you. But we may also have to find out more about you from other sources to make sure that the information we have about you is correct and complete. Those sources may include adult relatives, employers, consumer reporting agencies, and others. Some sources may give us reports and may disclose what they know to others.

HOW WE PROTECT WHAT WE KNOW ABOUT YOU: Because you entrust us with personal information, we take steps we consider reasonable to make sure that what we know about you is treated confidentially. For example, our employees are told to take care in handling your information. They may get information about you only when there is a good reason to do so. We also take steps to make our computer databases secure and to safeguard the information we have.

HOW WE USE AND DISCLOSE WHAT WE KNOW ABOUT YOU: We may use what we know about you to help us serve you better. We are allowed by law to use the information we have about you, and disclose it to our affiliates and others, for many purposes. For instance, we may use your information, and disclose it to others, in order to:

..  Help us evaluate your request for a   .  Help us run our business
   product or service

..  Help us process claims and other      .  Process information for us
   transactions

..  Confirm or correct what we know       .  Perform research for us
   about you

..  Help us prevent fraud and other       .  Audit our business
   crimes

..  Help us comply with the law

When we disclose information to others to perform business services for us, they are required to take appropriate steps to protect this information. And they may use the information only for the purposes of performing those business services.

ANN CPN (01/05) eF                  Page 18

Other reasons we may disclose what we know about you include:

.. Doing what a court or government agency requires us to do; for example, complying with a search warrant or subpoena;

.. Telling another company what we know about you, if we are or may be selling all or any part of our business or merging with another company;

.. Giving information to the government so that it can decide whether you may get benefits that it will have to pay for; and

.. Giving your information to someone who has a legal interest in your insurance, such as someone who lent you money and holds a lien on your policy.

Generally, we will disclose only the information we consider reasonably necessary to disclose and no more.

We may use what we know about you in order to offer you our other products and services. We may also provide information to others outside of the MetLife companies, such as marketing companies, to help us offer our own products and services to you. In addition, we can tell you about our affiliates and the products they offer. Unless you tell us not to (see "You Can Make an 'Opt Out' Election" below), we may disclose certain information to our affiliates so that they can offer their products and services directly to you. Our affiliates include life, car and home insurers, securities firms, broker-dealers, a bank, a legal plans company and financial advisors. In the future, we may have affiliates in other businesses. In addition, if we have joint marketing agreements with other unaffiliated financial services companies, we may give them information about you so that we can offer products jointly or so they can offer products and services endorsed or sponsored by us to you. But we will not share information for joint marketing if you tell us not to or if the law that applies to you does not allow it.

       YOU CAN MAKE AN "OPT OUT" ELECTION: You can tell us not to share your information to let our affiliates market their products directly to you, or not to disclose your information to a third party in connection with a joint marketing arrangement. An "opt-out" election form is enclosed with this notice. You can also obtain an "opt-out" election form by calling us at 1-877-638-7684 or by writing to us at the address at the end of this Notice.

Even if you do not "opt out," we will not disclose your health information to another company to permit it to market its products to you. We will also not share your information with other unaffiliated companies who may want to market their products directly to you, unless it is in connection with a joint marketing arrangement (as described above). For example, we will not sell or otherwise disclose your information to a catalog company.

YOU CAN SEE AND CORRECT THE INFORMATION WE HAVE ABOUT YOU: Generally, we will let you review what we know about you if you ask us in writing. (Because of its legal sensitivity, we will not show you anything that we learned in connection with a claim or lawsuit.) Also, if the law allows us to do so, we may decide to disclose what we know about your health only through your health care provider. If you tell us that what we know about you is incorrect, we will review it. If we agree with you, we will correct our records. If we do not agree with you, you may tell us in writing, and we will include your statement in any future disclosure of information.

YOU CAN GET OTHER INFORMATION FROM US: In addition to any other privacy notice we may give you, we must give you a summary of our privacy policy once each year. You may have other rights under the law. If you want to know more about our privacy policy, please contract us at our website, www.metlife.com, or write to your MetLife company, c/o MetLife Privacy Office, P.O. Box 489, Warwick, Rhode Island 02887-9954.

ANN CPN (01/05) eF                  Page 19

[LOGO OF METLIFE]

                       OPTING OUT OF INFORMATION SHARING

The Fair and Accurate Credit Transactions Act of 2003 gives you the right to choose whether your personal information may be shared among a company and its affiliates for marketing purposes. If you want, you can now direct the MetLife family of companies not to share your personal information with each other for marketing purposes by "opting out."

FREQUENTLY ASKED QUESTIONS AND ANSWERS

WHAT WILL I BE REQUESTING BY COMPLETING THIS FORM?

By completing and returning this form, you are instructing the MetLife family of companies not to share your personal information with each other for marketing purposes. This type of instruction is referred to as an "opt out." Please note that even if you "opt out," the law allows any MetLife company that you do business with to send you information about products and services offered by the entire MetLife family of companies.

IS THERE A REASON WHY I MAY NOT WANT TO "OPT OUT"?

MetLife has been partnering with its customers to help them achieve their insurance and financial goals since 1868. The MetLife companies offer a variety of financial products and services, including life, auto, homeowners, disability, and long-term care insurance, as well as annuities and individual banking products. If you would like to receive information about products and services you might be interested in from any of these companies, regardless of whether you are already one of its customers, you may not want to "opt out."

I DON'T OWN A METLIFE PRODUCT. WHY DID I RECEIVE THIS "OPT OUT" FORM?

MetLife companies include life, auto and homeowners insurance companies, a bank and other affiliates. If you own a product offered by one of these MetLife-affiliated companies, you were sent this information because you have a right to "opt out" of information sharing for marketing purposes.

                                                    (Continued on reverse side)


If you wish to "opt out" of    IN ORDER TO RECORD YOUR REQUEST PROPERLY, YOU
information sharing at         MUST PROVIDE THE FOLLOWING INFORMATION (PLEASE
MetLife, please complete this  PRINT):
form and mail to:

METLIFE CUSTOMER PRIVACY       NAME:
CENTER
PO BOX 14642                   ________________________________________________
LEXINGTON KY 40512-4642        First                MI                    Last

I CHOOSE TO LIMIT METLIFE      DATE OF BIRTH:       LAST FOUR DIGITS OF YOUR
SHARING MY INFORMATION FOR                          SOCIAL SECURITY NUMBER:
MARKETING PURPOSES.

PLEASE CHECK THE BOX(ES) TO    CURRENT ADDRESS:
SELECT YOUR PREFERENCE(S):

[ ] I do not want my MetLife   ________________________________________________
    company to share
    information about me with
    OTHER METLIFE AFFILIATES
    in order for the
    affiliates to market
    their products to me.      No.                  Street                Apt.

[ ] I do not want my MetLife   ________________________________________________
    to share information
    about me with companies    City                 State                  Zip
    with whom it has JOINT
    MARKETING ARRANGEMENTS in  ________________________________________________
    order for those companies
    to market their products   ACCOUNT/POLICY NUMBERS:
    to me.
                               ________________________________________________

                               ________________________________________________

ANN OPT OUT (01/05) eF              Page 20

[LOGO OF METLIFE]

IF I DECIDE TO "OPT OUT," WILL I STILL RECEIVE OFFERS AND INFORMATION ABOUT OTHER PRODUCTS AND SERVICES OFFERED BY METLIFE COMPANIES?

Even if you "opt out," any MetLife company that is fortunate to have you as a customer may continue to send you offers and information about all of the products and services that the MetLife companies offer. You may also continue to receive offers and information from any MetLife representative you already have a relationship with or indirectly from others, such as your employer, or a professional association that you belong to. In addition, you may receive offers as a result of your information appearing on a mailing list that is compiled from public information.

IF I DECIDE TO "OPT OUT," CAN MY AGENT STILL TELL ME ABOUT OTHER PRODUCTS AND SERVICES THAT I MIGHT BE INTERESTED IN?

Yes. Your agent can continue to tell you about special offers, as well as other products and services that may be of interest to you as you work toward achieving your financial goals. In addition, your agent can continue to answer your questions about products and services.

HOW CAN I GET MORE INFORMATION?

Please call 1-877-638-7684 with any questions you may have, or write to your MetLife company c/o MetLife Privacy Office - opt out form, P.O. Box 489, Warwick, RI 02887-9954.

ANN OPT OUT (01/05) eF              Page 21

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

                             [LOGO OF METLIFE(R)]
                      Metropolitan Life Insurance Company
                   200 Park Avenue, New York, NY 10166-0188